Note 15 - Segmented Information	3 Months Ended
Feb. 28, 2014
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]
15.	Segmented information

The Company's operations comprise a single reporting segment engaged in the research, development and manufacture of novel and generic controlled-release and targeted-release oral solid dosage drugs. As the operations comprise a single reporting segment, amounts disclosed in the financial statements for revenue, net income (loss) for the period, depreciation and total assets also represent segmented amounts. In addition, all of the Company's long-lived assets are in Canada.

	February 28, 2014	February 28, 2013
	$	$

Revenue
Canada	-	-
United States	4,681,058	-
	4,681,058	-

	February 28, 2014	November 30, 2013
Total assets
Canada	10,454,255	4,379,501

Total property and equipment
Canada	1,225,262	1,231,309